                                 [COVER IMAGE]

                                       AIM
                                  INCOME FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                DECEMBER 31, 1998


                            INVEST WITH DISCIPLINE
                          -- Registered Trademark --

                                 [COVER IMAGE]

                     -------------------------------------

            THE BOAT AT GIVERNY BY CLAUDE MONET (1840-1926, FRENCH)

          IN MONET'S CAPTIVATING PAINTING, THREE WOMEN GENTLY GUIDE A

            SMALL BOAT OVER A TRANQUIL BODY OF WATER. SIMILARLY, AIM

         INCOME FUND RELIES PRIMARILY ON THREE ASSET CLASSES--DOMESTIC

         INVESTMENT-GRADE BONDS, HIGH-YIELD BONDS, AND FOREIGN BONDS--

                   TO STEER IT TO ITS FINANCIAL DESTINATION.

                     -------------------------------------

AIM Income Fund is for shareholders who seek a high level of current income consistent with a reasonable concern for safety of principal by investing in a portfolio consisting primarily of fixed-rate corporate debt and U.S. government obligations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structures and class expenses.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity, or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund invests in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have greater risk of price fluctuation and loss of principal than U.S. government securities, such as U.S. Treasury bonds and bills, which offer a government guarantee as to the repayment of principal and interest if held to maturity.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lehman Aggregate Bond Index is an unmanaged index generally regarded as representative of intermediate- and long-term government and investment-grade corporate debt securities. It is compiled by Lehman Brothers, a well-known global investment bank.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
        OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
         OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE A
                          PORTION OR ALL OF YOUR MONEY.

         This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                AIM INCOME FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    As the fiscal year opened, markets were recovering from the
    [PHOTO OF       concerns produced by financial crises in Asia during 1997,
   Charles T.       and this optimism early in 1998 led several equity market
     Bauer,         indexes to all-time highs in spring and early summer.
  Chairman of       However, the year was to bring two particularly serious
  the Board of      financial shocks, first the debt default by Russia, and
    THE FUND        later the gathering crisis in Brazil, which devalued its
  APPEARS HERE]     currency shortly after the fiscal year closed. The result
                    was another year of significant volatility in both equity and fixed-income markets.

                    MARKET RECAP
                    Buoyant equity markets and healthy economic growth in Europe and the U.S. kept bond prices relatively stable early in
1998. But optimism turned to profound pessimism over the summer as global financial crises caused a worldwide loss of confidence. Investors flocked to securities perceived as safe and liquid, especially U.S. Treasuries. Even high-quality corporate bonds went out of favor, and high-yield corporate bonds plummeted. Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Numerous interest rate cuts in other countries followed. Investors responded favorably, and by year end, bond market volatility had generally subsided.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
     In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March.
But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
     We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
     We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      ------------------------------------

                              . . . WE ARE PLEASED

                               TO NOTE THAT MOST

                                  MUTUAL FUND

                              SHAREHOLDERS REMAINED

                                COOL HEADED AND

                             DID NOT PULL OUT OF THE

                              MARKETS DURING 1998.

                      ------------------------------------

                                 AIM INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND CONTENDS WITH FLIGHT TO QUALITY
IN BOND MARKET

THE BOND-MARKET RALLY WAS VERY NARROW FOR MUCH OF THE YEAR. HOW DID AIM INCOME FUND PERFORM?
The Fund continued to provide a high level of current income. As of December 31, 1998, the Fund's 30-day distribution rate at net asset value was 6.59%, 5.73% and 5.74% for Class A, B and C shares, respectively. The Fund's 30-day yield at maximum offering price was 6.49% for Class A shares and 6.06% for Class B and Class C shares. That compared favorably to the 5.09% yield of the 30-year U.S. Treasury bond at the end of the reporting period.
    An extremely narrow market environment, favoring the highest-rated government bonds--particularly U.S. Treasury securities--detracted from the Fund's total return. For the year ended December 31, 1998, total return was 4.94%, 4.20% and 4.21% for Class A, B and C shares, respectively.
    During the six months since our last report, the Fund's net assets grew from $547 million to $638 million.

WHY WAS THE BOND-MARKET RALLY SO NARROW?
An assortment of global crises created an aversion to risk among investors. These crises included severe economic problems in Asia, Russia and Latin America as well as political controversy in the United States. In this unsettled market environment, investors favored U.S. Treasury securities because of their relative safety and liquidity over lower-rated bonds. Such a phenomenon is known as a "flight to quality."

DID YOU CHANGE YOUR INVESTMENT STRATEGY, GIVEN THE UNUSUAL MARKET
ENVIRONMENT?
No, we adhered to our disciplined strategy of investing in three major bond classes: domestic investment-grade bonds, high-yield securities and foreign bonds. We believe the unusual narrowness that pervaded the global bond market during much of the reporting period will eventually give way to more normal conditions. Moreover, we remain confident that our diversified approach to investing will enhance returns and reduce risk over the long term.
    At the end of the reporting period, the Fund's total assets were divided as follows: domestic investment-grade bonds, 39.16%, high-yield bonds, 23.69%; foreign bonds, 26.00%; and other assets, 11.15%.

HOW DID U.S. DOMESTIC INVESTMENT-GRADE BONDS FARE?
U.S. Treasury securities soared in price, sending their yields to historic lows. For example, the yield of the benchmark 30-year Treasury bond fell from 5.92% at the beginning of the year to 4.71% on October 5--its lowest level since this issue came into existence in 1977--before ending 1998 at 5.09%.
    While the Treasury market skyrocketed, other investment-grade bonds appreciated less dramatically in value. Investment grade corporate bonds, for example, underperformed Treasuries because of declining company profits and an overabundance of supply. That caused the yield differentials between Treasuries and investment-grade corporate bonds to widen substantially.
    However, the Federal Reserve Board (the Fed), in an effort to infuse liquidity into the broader financial market, cut interest rates three times in the fall. Yield spreads between Treasuries and investment-grade corporate bonds began to contract, but remained relatively wide at the end of the year.

WHAT ABOUT HIGH-YIELD BONDS?
High-yield bonds were among the asset classes most adversely affected by the flight to quality. The performance of this sector had been solid early in the year when economic growth was robust and corporate profits were strong. However, it deteriorated significantly after April in the wake of declining growth in corporate profits and rising default

TOP FIVE BOND HOLDINGS

     As of 12/31/98, based on total net assets

================================================================================
                            COUPON     MATURITY     % OF
                                                   ASSETS
--------------------------------------------------------------------------------
[S]                         [C]        [C]         [C]
Coca-Cola                   7.24%      06/2020     2.97%
Enterprises Inc.
--------------------------------------------------------------------------------
International               5.50-      07/2000-    2.69
Bank for                    7.25       11/2008
Reconstruction
and
Development
--------------------------------------------------------------------------------
Time Warner,                6.85-      02/2023-    2.57
Inc.                        9.15       02/2026
--------------------------------------------------------------------------------
Federal National                       07/2019     2.34
Mortgage
Associations
STRIPS
--------------------------------------------------------------------------------
U.S.                        5.50-      08/2027-    1.90
Treasury Bonds              6.375      08/2028
================================================================================

                        HOLDINGS BY TYPE CLASSIFICATION

                        Investment-grade
                        bonds 39.16%

                        Other 11.15%

                        Foreign bonds
                        26%

                                                    [Pie Chart]
                        High-yield bonds
                        23.69%


Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

See important Fund and index disclosures inside front cover.

                                AIM INCOME FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


rates. The performance of high-yield bonds perked up following the Fed's rate cuts, but it was still lackluster for the year. We believe the drop in high-yield bond prices could create some attractive buying opportunities in this sector.

WHAT WERE SOME OF THE MAJOR THEMES IN THE FOREIGN BOND MARKETS?
Europe and other developed markets were relative safe havens from the economic turmoil that swept across other parts of the world during the year.
In most developed countries, higher-rated bonds were the beneficiaries of a low-inflation, low-interest-rate environment and the efforts of foreign governments to balance their budgets and reduce deficits. Bond markets we liked included the United Kingdom, Canada, Germany and New Zealand.
    For much of 1998, the U.S. dollar was strong relative to most other major currencies, although it did weaken toward the end of the fiscal year. The general strength of the dollar diminished returns for U.S. investors early in the year, but its weakening added to some countries' returns later in the year. We mitigated the effect of a strong dollar by selectively hedging some of the Fund's currency exposure.
    Russia's default in August had a disastrous impact on emerging market debt, which was already languishing as a result of the economic malaise in Asia. However, the poor performance of emerging-market debt was of little consequence to the Fund because it invests primarily in developed markets and had no exposure to Russia.

HOW WAS THE FUND STRUCTURED AT THE END OF THE REPORTING PERIOD?
The Fund had 205 holdings as of December 31, 1998. The weighted average maturity of the portfolio was 14.12 years and its duration was 8.26 years. The Fund had an average portfolio quality rating of BBB/Baa as measured by Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's), two widely known credit rating agencies. These ratings are historical and are based on analysis of the credit quality of the individual securities in the Fund's portfolio.

WHAT IS YOUR OUTLOOK?
At the close of the fiscal year, the environment appeared favorable for bonds in the United States, Europe and other developed countries. Perhaps most important, inflation and interest rates were low. Economic growth was still healthy, although it was expected to moderate in the months ahead.
    While the concerns that precipitated the flight to Treasuries were still lurking in the background, the Fed appeared ready to make additional interest rate cuts, if deemed necessary, to promote liquidity in the market. Moreover, other leading economic powers along with the United States were pursuing policies aimed at creating a favorable global investment climate. In late October, the Group of Seven nations--the U.S., the United Kingdom, Canada, Germany, Italy, France and Japan--approved a plan designed to prop up financial markets in developing nations. That plan allows the International Monetary Fund to provide loans to financially troubled countries before foreign investors pull out.
    Entering 1999, wider spreads on corporate bonds, both investment grade and non-investment grade, provided attractive total return opportunities. Regardless of market trends, we plan to stick to our strategy of investing in domestic investment-grade, high-yield and foreign bonds in an effort to reduce risk and enhance potential return.

WELCOME THE EURO
On January 1, 1999, Europe launched a brand new currency--the euro. At first, only 11 countries will adopt it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. These countries have met the financial and economic criteria required for membership in the European Economic and Monetary Union (EMU), and they have agreed to follow certain monetary, exchange rate, and budgetary policies.
    The changeover to euro will take place gradually. New coins and paper currency will not be introduced until January 2002. Until then, Spanish shoppers will still use pesetas and the French will still use francs, but these will be thought of simply as denominations of the euro--the same way that a quarter is a denomination of a dollar.

A NEW BUSINESS ENVIRONMENT
The euro is expected to bring greater unity to the European business world:
o Price comparison of goods, services, and labor across Europe will be much easier.
o Because of this "price transparency," European companies will be forced to become more competitive. An increase in merger and acquisition activity is expected.
o The equity markets are likely to become broader and more liquid, since European companies may find it easier to attract capital across borders.
o Europe's fixed-income markets could also be transformed. Since currency risk will be reduced, Europe's investors can focus on credit risk. Eventually, the euro-denominated debt market could be as large and liquid as that of the U.S.
    The introduction of a new currency can present unique risks and uncertainties for investors. Please see your prospectus for more information about these risk factors.

          See important Fund and index disclosures inside front cover.

                                AIM INCOME FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM INCOME FUND, CLASS A SHARES, VS. BENCHMARK INDEX

12/31/88-12/31/98

--------------------------------------------------------------------------------
                      AIM INCOME FUND,          LEHMAN AGGREGATE
                      CLASS A SHARES            BOND INDEX
--------------------------------------------------------------------------------
                      in thousands

12/88                 9,520                     10,000

12/89                 10,810                    11,453

12/90                 11,204                    12,479

12/91                 13,222                    14,476

12/92                 14,203                    15,547

12/93                 16,387                    17,063

12/94                 15,134                    16,565

12/95                 18,580                    19,626

12/96                 20,174                    20,338

12/97                 22,580                    22,302

12/98                 23,666                    24,240
================================================================================

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS.

================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/98, including sales charges

CLASS A SHARES

  10 years                    9.00%
   5 years                    6.62
   1 year                    -0.07*

*4.94% excluding sales charges

CLASS B SHARES

Inception (9/7/93)            6.07%
   5 years                    6.48
   1 year                    -0.69**

**4.20% excluding CDSC

CLASS C SHARES

Inception (8/4/97)            6.57%
    1 year                    3.23***

***4.21% excluding CDSC

================================================================================

SOURCE: TOWERS DATA SYSTEMS HYPO -- Registered Trademark --.

================================================================================

The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart below compares your Fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 12/31/88- 12/31/98. It is important to understand the difference between your Fund and an index. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures the performance of a hypothetical portfolio, in this case the Lehman Aggregate Bond Index. Market indexes are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

                                AIM INCOME FUND

                       ANNUAL REPORT / FOR CONSIDERATION


WHAT DO BOND RATINGS MEAN?


The preceding discussion of your Fund's performance mentions the quality of the bonds in the Fund's portfolio. Just what are bond quality ratings?
     Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED

Bond ratings are essentially based on the issuer's risk of default, or nonpayment of principal and/or interest, on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years' time, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency. The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years. Other rating factors include:

o   the make-up and terms of the particular issue;
o   the level and predictability of the issuer's cash flow;
o how well-protected the issue is in the event of bankruptcy, reorganization or other arrangement;
o possible adverse economic conditions both in general and in the company's sector; and
o   currency risk in the case of foreign issues.

     After considering these and any other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so that investors know the relative quality of the bond. Investors can then decide for themselves if they wish to invest in a particular bond issue.

Moody's           Definition                                     S&P

INVESTMENT GRADE

Aaa               Bonds of the highest quality, with the         AAA
                  lowest degree of long-term investment risk.
                  Issuers' ability to repay is very high.

Aa                Bonds of high quality with slightly greater
                  long-term investment risk.                     AA

A                 Bonds with favorable investment attributes     A
                  but elements making them more susceptible to adversity.

Baa               Medium-grade bonds that are currently          BBB
                  secure but may be unreliable over time.


NON-INVESTMENT GRADE (High-Yield or Junk)

Ba                Bonds with speculative elements that make      BB
                  them not well safeguarded and uncertain.

B                 Bonds with low long-term assurance of          B
                  payment.

Caa               Bonds of poor standing that may be in          CCC
                  default or in danger of default.

Ca                Bonds of highly speculative quality that are   CC
                  often in default.

C                 Lowest rated bonds with poor prospects         C
                  of ever being upgraded to investment
                  standing.

-                 Bonds in default. Issuer cannot repay.         D




                                AIM INCOME FUND

(continued on page 6)

(continued from page 5)


WHAT BOND RATINGS MEAN
Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same: the highest rated bonds, Aaa for Moody's and AAA for S&P, are those which show the best capacity for repayment of the principal (face value) plus interest to the bondholder. These high-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk and return move conversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa. So although investment grade bonds such as U.S. Treasury issues are one of the safest investments around, more speculative junk bonds can yield significantly higher returns if an investor can tolerate the risk.
    Moody's and S&P sometimes use modifiers along with their standard ratings. Moody's may add a 1, 2 or 3 to a rating (e.g., Aa2), with a 1 denoting an issue ranking in the higher end of its category, a 2 denoting a mid-range ranking, and a 3 denoting a lower-end ranking. Similarly, S&P may add a plus (+) or minus (-) to show an issue's relative standing within a category (e.g., B+).
    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention, regulatory changes, or changes in macroeconomic variables such as oil prices. Events such as these are weighed to determine how much they will affect the issuer's operations and future direction.

UNRATED BONDS
What about unrated bonds? Just because a bond is unrated does not mean it is a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.


--------------------------------------------------------------------------------

YOUR FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

SHOW THE MAXIMUM PERCENTAGE, IF ANY, THAT YOUR FUND CAN INVEST IN

NON-INVESTMENT GRADE BONDS. MANY BOND FUNDS MAINTAIN DIVERSITY

ACROSS BOND RATINGS BY HOLDING SHARES IN BOTH INVESTMENT GRADE

AND NON-INVESTMENT GRADE BONDS. BECAUSE OF THIS DIVERSIFICATION,         [Photo]

INVESTMENT IN SUCH A FUND MAY ENTAIL LESS RISK AND GREATER

POTENTIAL REWARD THAN INVESTMENT IN AN INDIVIDUAL

NON-INVESTMENT-GRADE BOND. SEE YOUR FINANCIAL CONSULTANT TO

DETERMINE WHAT KINDS OF BOND FUNDS ARE APPROPRIATE FOR YOUR

FINANCIAL OBJECTIVES AND RISK TOLERANCE.

--------------------------------------------------------------------------------

                                AIM INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES-70.64%

AEROSPACE/DEFENSE-0.21%

Pacific Aerospace & Electronics,
  Sr. Sub Notes, 11.25%, 08/01/05
  (Acquired 07/24/98; Cost
  $1,750,000)(b)                    $ 1,750,000   $  1,321,250
--------------------------------------------------------------

AIR FREIGHT-0.28%

Atlas Air, Inc., Sr. Notes,
  10.75%, 08/01/05                    1,720,000      1,814,600
--------------------------------------------------------------

AIRLINES-1.88%

Airplanes Pass Through Trust,
  Series D Gtd. Sub. Bonds,
  10.875%, 03/15/19                   1,810,000      1,901,640
--------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16                 500,000        574,495
--------------------------------------------------------------
  Equipment Trust Certificates,
    10.50%, 04/30/16                  5,000,000      6,683,300
--------------------------------------------------------------
United Air Lines, Inc., Pass
  Through Certificates, 9.56%,
  10/19/18                            2,325,000      2,853,472
--------------------------------------------------------------
                                                    12,012,907
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.32%

Advance Stores Co. Inc., Series B
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/15/08                    2,000,000      2,040,000
--------------------------------------------------------------

AUTOMOBILES-1.33%

General Motors Corp., Deb., 8.80%,
  03/01/21                            6,700,000      8,475,031
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.66%

Regions Financial Corp., Sub.
  Notes, 7.75%, 09/15/24              3,650,000      4,204,909
--------------------------------------------------------------

BANKS (MONEY CENTER)-0.91%

First Union Bancorp, Sub. Deb.,
  7.50%, 04/15/35                     5,300,000      5,816,008
--------------------------------------------------------------

BANKS (REGIONAL)-1.24%

Mercantile Bancorp Inc., Unsec.
  Sub. Notes, 7.30%, 06/15/07         5,000,000      5,479,500
--------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%,
  06/01/26                            2,200,000      2,457,862
--------------------------------------------------------------
                                                     7,937,362
--------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-2.97%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.24%,
  06/20/20(c)                        74,000,000     18,976,560
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-3.18%

CSC Holdings Inc., Series B Sr.
  Unsec. Deb., 7.625%, 07/15/18       3,000,000      3,071,760
--------------------------------------------------------------
EchoStar DBS Corp., Sr. Sec. Gtd.
  Notes, 12.50%, 07/01/02             2,340,000      2,714,400
--------------------------------------------------------------
Kabelmedia Holdings GmbH
  (Germany), Sr. Yankee Unsec
  Disc. Notes, 13.625%,
  08/01/06(d)                         1,400,000      1,162,000
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

Knology Holdings, Inc., Sr. Disc.
  Notes, 11.875% 10/15/07(d)        $ 4,100,000   $  1,896,250
--------------------------------------------------------------
TCI Communications Inc., Deb.,
  8.75%, 08/01/15                     6,000,000      7,442,760
--------------------------------------------------------------
USA Networks, Inc., Sr. Notes,
  6.75%, 11/15/05 (Acquired
  11/18/98-11/30/98; Cost
  $3,988,340)(b)                      4,000,000      4,010,640
--------------------------------------------------------------
                                                    20,297,810
--------------------------------------------------------------

BUILDING MATERIALS-0.51%

Owens Corning, Unsec. Bonds,
  7.50%, 08/01/18                     3,250,000      3,232,515
--------------------------------------------------------------

CHEMICALS-1.77%

Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                            3,000,000      3,641,400
--------------------------------------------------------------
Solutia Inc., Bonds, 6.72%,
  10/15/37                            5,000,000      5,080,000
--------------------------------------------------------------
Sterling Chemicals, Inc., Sr.
  Unsec. Sub. Notes, 11.75%,
  08/15/06                            3,000,000      2,595,000
--------------------------------------------------------------
                                                    11,316,400
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.40%

Dialog Corp. PLC (United Kingdom),
  Series A Sr. Sub. Notes, 11.00%,
  11/15/07                            1,500,000      1,500,000
--------------------------------------------------------------
ProNet, Inc., Sr. Sub. Notes,
  11.875%, 06/15/05                   1,000,000      1,065,000
--------------------------------------------------------------
                                                     2,565,000
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.41%

Exodus Communications, Sr. Unsec.
  Notes, 11.25%, 07/01/08             2,600,000      2,626,000
--------------------------------------------------------------

CONSUMER FINANCE-0.26%

Commercial Credit Co., Putable
  Notes, 7.875%, 02/01/25             1,400,000      1,654,828
--------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-0.24%

BPC Holding Corp., Series B Sr.
  Sec. Notes, 12.50%, 06/15/06          785,000        820,325
--------------------------------------------------------------
MVE Inc., Sr. Sec. Notes, 12.50%,
  02/15/02                              750,000        738,750
--------------------------------------------------------------
                                                     1,559,075
--------------------------------------------------------------

ELECTRIC COMPANIES-4.52%

Cleveland Electric Illumination,
  Series D Sr. Sec. Notes, 7.88%,
  11/01/17                            3,800,000      4,011,249
--------------------------------------------------------------
El Paso Electric Co.,
  Series D Sec. First Mortgage
    Bonds, 8.90%,
  02/01/06                            2,500,000      2,816,250
--------------------------------------------------------------
  Series E Sec. First Mortgage
    Bonds, 9.40%,
  05/01/11                            4,600,000      5,223,622
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

ELECTRIC COMPANIES-(CONTINUED)

Niagara Mohawk Power Corp.,
  First Mortgage Notes, 7.75%,
    05/15/06                        $ 4,300,000   $  4,765,002
--------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 8.50%,
    07/01/10(d)                       8,000,000      6,221,040
--------------------------------------------------------------
Western Resources Inc., Sr. Notes,
  7.125%, 08/01/09                    5,352,000      5,826,187
--------------------------------------------------------------
                                                    28,863,350
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.21%

Electronic Retailing Systems
  International, Inc., Sr. Disc.
  Notes, 13.25%, 02/01/04(d)          3,630,000      1,324,950
--------------------------------------------------------------

ENTERTAINMENT-2.71%

Ascent Entertainment Group, Sr.
  Sec. Disc. Notes, 11.875%,
  12/15/04(d)                         1,460,000        883,300
--------------------------------------------------------------
Time Warner, Inc.,
  Deb., 9.15%, 02/01/23               8,500,000     11,140,355
--------------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26        5,000,000      5,260,200
--------------------------------------------------------------
                                                    17,283,855
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.59%

Associates Corp. of North America,
  Bonds, 6.95%, 11/01/18              3,000,000      3,192,780
--------------------------------------------------------------
  Series B Sr. Deb., 7.95%,
    02/15/10                          6,000,000      6,943,260
--------------------------------------------------------------
                                                    10,136,040
--------------------------------------------------------------

FOODS-2.41%

AmeriServ Food Co., Gtd. Notes,
  10.125%, 07/15/07                   1,750,000      1,531,250
--------------------------------------------------------------
ConAgra Inc., Sr. Unsec. Notes,
  7.125%, 10/01/26                    6,100,000      6,517,484
--------------------------------------------------------------
Del Monte Corp./Foods Co., Sr.
  Unsec. Sub. Notes, 12.25%,
  04/15/07                            1,600,000      1,824,000
--------------------------------------------------------------
Grand Metro Investment, Gtd.
  Bonds, 7.45%, 04/15/35              5,000,000      5,528,000
--------------------------------------------------------------
                                                    15,400,734
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.44%

Venetian Casino Resort LLC, Gtd.
  Mortgage Notes, 12.25%, 11/15/04    3,000,000      2,820,000
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.16%

Watson Pharmaceuticals Inc., Sr.
  Notes, 7.125%, 05/15/08             1,000,000      1,016,890
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.64%

Tenet Healthcare Corp., Sr. Notes,
  8.00%, 01/15/05                     4,000,000      4,106,360
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.31%

Mariner Post-Acute Network, Inc.,
  Series B Sr. Unsec. Disc. Sub.
    Notes, 10.50%, 11/01/07(d)        1,580,000        687,300
--------------------------------------------------------------
  Series B Sr. Unsec. Sub. Notes,
    9.50%, 11/01/07                   1,630,000      1,263,250
--------------------------------------------------------------
                                                     1,950,550
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.04%

Beckman Coulter, Sr. Unsec. Gtd.
  Notes, 7.45%, 03/04/08            $ 3,500,000   $  3,560,515
--------------------------------------------------------------
Dade International Inc., Series B
  Sr. Sub. Notes, 11.125%,
  05/01/06                            1,000,000      1,112,500
--------------------------------------------------------------
Mediq, Inc., Sr. Unsec. Gtd. Sub.
  Notes, 11.00%, 06/01/08             2,060,000      1,987,900
--------------------------------------------------------------
                                                     6,660,915
--------------------------------------------------------------

HOMEBUILDING-0.12%

D.R. Horton, Inc., Unsec. Gtd.
  Notes, 10.00%, 04/15/06               745,000        793,425
--------------------------------------------------------------

HOUSEWARES-0.37%

Decora Industries, Inc., Series B
  Sr. Sec. Gtd. Notes, 11.00%,
  05/01/05                            2,500,000      2,362,500
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.38%

Americo Life Inc., Sr. Sub. Notes,
  9.25%, 06/01/05                     1,000,000      1,030,000
--------------------------------------------------------------
Sun Life Canada Capital Trust,
  Gtd. Notes, 8.526%, 05/29/49
  (Acquired 11/05/98; Cost
  $3,152,490)(b)                      3,000,000      3,256,230
--------------------------------------------------------------
Torchmark Corp., Notes, 7.875%,
  05/15/23                            4,350,000      4,521,912
--------------------------------------------------------------
                                                     8,808,142
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-2.10%

Orion Capital Trust II, Gtd.
  Notes, 7.701%, 04/15/28             3,800,000      3,491,516
--------------------------------------------------------------
Terra Nova Holdings, Co. (United
  Kingdom),
  Sr. Unsec. Gtd. Notes, 7.00%,
    05/15/08                          2,000,000      2,037,420
--------------------------------------------------------------
  Sr. Yankee Sec. Gtd. Notes,
    7.20%, 08/15/07                   2,200,000      2,271,610
--------------------------------------------------------------
USF&G Corp., Gtd. Bonds, 8.47%,
  01/10/27                            5,000,000      5,615,550
--------------------------------------------------------------
                                                    13,416,096
--------------------------------------------------------------
IRON & STEEL-0.18%
Acme Metal Inc., Sr. Unsec. Gtd.
  Deb., 10.875%, 12/15/07(e)          3,240,000        437,400
--------------------------------------------------------------
GS Industries, Inc., Sr. Gtd.
  Notes, 12.00%, 09/01/04             1,000,000        685,000
--------------------------------------------------------------
                                                     1,122,400
--------------------------------------------------------------
LODGING-HOTELS-2.05%
Coast Hotels & Casinos Inc.,
  Series B Sec. First Mortgage
  Gtd. Notes, 13.00%, 12/15/02        1,160,000      1,310,800
--------------------------------------------------------------
Hilton Hotels Corp., Notes, 7.20%,
  12/15/09                            5,000,000      4,970,550
--------------------------------------------------------------
ITT Corp., Unsec. Gtd. Deb.,
  7.375%, 11/15/15                    3,350,000      2,850,180
--------------------------------------------------------------
John Q. Hammons Hotels Inc., Sec.
  First Mortgage Notes, 9.75%,
  10/01/05                            2,000,000      1,880,000
--------------------------------------------------------------
Stena Line A.B. (Sweden), Sr.
  Yankee Notes, 10.625%, 06/01/08     2,300,000      2,081,500
--------------------------------------------------------------
                                                    13,093,030
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

MACHINERY (DIVERSIFIED)-1.01%

Caterpillar Inc., Deb., 9.375%,
  08/15/11                          $ 5,000,000   $  6,431,850
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.50%

Anthony Crane Rentals, Sr. Notes,
  10.375%, 08/01/08 (Acquired
  09/08/98; Cost $1,396,820)(b)       1,500,000      1,447,500
--------------------------------------------------------------
Elgin National Industries, Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  11/01/07                            1,690,000      1,706,900
--------------------------------------------------------------
                                                     3,154,400
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.59%

Brand Scaffold Services, Sr.
  Unsec. Notes, 10.25%, 02/15/08      1,600,000      1,528,000
--------------------------------------------------------------
MMI Products Inc., Sr. Unsec. Sub.
  Notes, 11.25%, 04/15/07             2,070,000      2,245,950
--------------------------------------------------------------
                                                     3,773,950
--------------------------------------------------------------

METAL MINING-0.96%

Centaur Mining & Exploration Ltd.
  (Australia), Sr. Yankee Sec.
  Gtd. Notes, 11.00%, 12/01/07        2,500,000      2,287,500
--------------------------------------------------------------
Rio Algom Ltd. (Canada), Yankee
  Unsec. Deb., 7.05%, 11/01/05        3,500,000      3,804,780
--------------------------------------------------------------
                                                     6,092,280
--------------------------------------------------------------

NATURAL GAS-2.51%

Dynegy Inc., Sr. Unsec. Deb.,
  7.125%, 05/15/18                    4,000,000      3,946,840
--------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 8.25%,
  09/15/12                            4,100,000      4,654,033
--------------------------------------------------------------
Ferrellgas Partners, Series B Sr.
  Sec. Gtd. Notes, 9.375%,
  06/15/06                            2,100,000      2,110,500
--------------------------------------------------------------
K N Energy, Inc., Unsec. Deb.,
  7.35%, 08/01/26                     5,000,000      5,275,750
--------------------------------------------------------------
                                                    15,987,123
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.21%

United Stationer Supply, Sr. Sub.
  Notes, 12.75%, 05/01/05             1,170,000      1,310,400
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-1.12%

Gulf Canada Resources, Ltd.
  (Canada), Sr. Yankee Unsec.
  Notes, 8.35%, 08/01/06              5,100,000      5,136,567
--------------------------------------------------------------
Husky Oil Ltd., Sr. Yankee Notes,
  7.125%, 11/15/06                    2,000,000      2,012,280
--------------------------------------------------------------
                                                     7,148,847
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.18%

Petroleum Geo-Services A.S.A.
  (Norway), Sr. Yankee Unsec.
  Notes, 7.125%, 03/30/28             3,500,000      3,303,755
--------------------------------------------------------------
R & B Falcon Corp., Sr. Notes,
  9.50%, 12/15/08 (Acquired
  12/17/98; Cost $1,425,000)(b)       1,425,000      1,432,125
--------------------------------------------------------------
  Series B Sr. Unsec. Notes,
    6.95%, 04/15/08                   3,225,000      2,801,138
--------------------------------------------------------------
                                                     7,537,018
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

OIL & GAS (EXPLORATION & PRODUCTION)-2.77%

Abraxas Petroleum Corp., Series D
  Sr. Unsec. Gtd. Notes, 11.50%,
  11/01/04                          $   900,000   $    688,500
--------------------------------------------------------------
Anadarko Petroleum Corp., Deb.,
  7.25%, 03/15/25                     5,395,000      5,615,440
--------------------------------------------------------------
Chesapeake Energy Corp., Series B
  Unsec. Sr. Notes, 9.625%,
  05/01/05                            1,200,000        942,000
--------------------------------------------------------------
Kelley Oil & Gas Corp., Series B
  Sr. Gtd. Sub. Notes, 10.375%,
  10/15/06                            1,500,000      1,117,500
--------------------------------------------------------------
Louis Dreyfus Natural Gas, Sr.
  Sub. Notes, 9.25%, 06/15/04         3,700,000      3,992,929
--------------------------------------------------------------
Queen Sand Resources, Inc., Sr.
  Unsec. Gtd. Notes, 12.50%,
  07/01/08                            2,000,000      1,410,000
--------------------------------------------------------------
Talisman Energy, Inc. (Canada),
  Yankee Deb., 7.125%, 06/01/07       3,750,000      3,877,650
--------------------------------------------------------------
                                                    17,644,019
--------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-1.63%

Sun Co., Inc., Deb., 9.00%,
  11/01/24                            4,000,000      4,778,520
--------------------------------------------------------------
Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.125%,
  07/01/06                            2,010,000      1,989,900
--------------------------------------------------------------
Tosco Corp., Deb., 7.80%, 01/01/27    3,400,000      3,597,676
--------------------------------------------------------------
                                                    10,366,096
--------------------------------------------------------------

PERSONAL CARE-0.66%

Alberto-Culver Corp., Notes,
  6.375%, 06/15/28                    4,000,000      4,191,520
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.60%

AES Corp., Sr. Sub. Notes, 10.25%,
  07/15/06                            1,000,000      1,082,500
--------------------------------------------------------------
Indiana Michigan Power, Sec. Lease
  Obligation Bonds, 9.82%,
  12/07/22                            4,969,144      6,743,973
--------------------------------------------------------------
Kincaid Generation LLC, Sec.
  Bonds, 7.33%, 06/15/20 (Acquired
  04/30/98; Cost $2,004,940)(b)       2,000,000      1,997,150
--------------------------------------------------------------
Panda Global Energy Co. (China),
  Sr. Yankee Sec. Gtd. Notes,
  12.50%, 04/15/04                      850,000        386,750
--------------------------------------------------------------
                                                    10,210,373
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-1.56%

News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%, 02/01/13      7,100,000      8,862,007
--------------------------------------------------------------
  Sr. Gtd. Putable Bonds, 7.43%,
    10/01/26                          1,000,000      1,087,120
--------------------------------------------------------------
                                                     9,949,127
--------------------------------------------------------------

RAILROADS-0.93%

CSX Corp., Series C Medium Term
  Notes, 6.80%, 12/01/28              2,850,000      2,842,875
--------------------------------------------------------------
Norfolk Southern Corp., Putable
  Bonds, 7.05%, 05/01/37              2,750,000      3,105,355
--------------------------------------------------------------
                                                     5,948,230
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-1.47%

Glenborough Properties, Series B
  Sr. Unsec. Notes, 7.625%,
  03/15/05                            3,400,000      3,258,893
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
REAL ESTATE INVESTMENT TRUSTS-(CONTINUED)

Health Care REIT, Inc., Sr. Unsec.
  Notes, 7.625%, 03/15/08           $ 3,000,000   $  2,894,910
--------------------------------------------------------------
Spieker Properties LP, Unsec.
  Deb., 7.35%, 12/01/17               3,500,000      3,217,025
--------------------------------------------------------------
                                                     9,370,828
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.58%

Fred Meyer, Inc., Sr. Notes,
  7.45%, 03/01/08                     2,200,000      2,374,922
--------------------------------------------------------------
Plainwell, Inc., Series B Sr.
  Unsec. Sub. Notes, 11.00%,
  03/01/08                            1,710,000      1,342,350
--------------------------------------------------------------
                                                     3,717,272
--------------------------------------------------------------

RETAIL (SPECIALTY)-1.14%

CEX Holdings, Inc., Series B Sr.
  Unsec. Gtd. Sub. Notes, 9.625%,
  06/01/08                            1,810,000      1,638,050
--------------------------------------------------------------
CSK Auto Inc., Sr. Gtd. Sub. Deb.,
  11.00%, 11/01/06                      715,000        754,325
--------------------------------------------------------------
Neff Corp., Sr. Sub. Notes,
  10.25%, 06/01/08 (Acquired
  12/02/98; Cost $1,980,172)(b)       2,010,000      1,949,700
--------------------------------------------------------------
Renters Choice Inc., Sr. Sub.
  Notes, 11.00%, 08/15/08
  (Acquired 08/13/98; Cost
  $2,500,000)(b)                      2,500,000      2,550,000
--------------------------------------------------------------
Wilson's-The Leather Experts,
  Inc., Sr. Notes, 11.25%,
  08/15/04                              360,000        354,600
--------------------------------------------------------------
                                                     7,246,675
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.49%

Big 5 Corp., Sr. Unsec. Notes,
  10.875%, 11/15/07                   2,000,000      2,030,000
--------------------------------------------------------------
J Crew Operating Corp., Sr. Sub.
  Notes, 10.375%, 10/15/07            1,255,000      1,085,575
--------------------------------------------------------------
                                                     3,115,575
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.83%

Sovereign Bancorp, Inc., Sub.
  Notes, 8.00%, 03/15/03              5,050,000      5,312,650
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.24%

Choice Hotels International, Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  7.125%, 05/01/08                    2,250,000      2,330,611
--------------------------------------------------------------
Laidlaw Inc. (Canada),
  Yankee Deb., 6.72%, 10/01/27        2,000,000      1,985,720
--------------------------------------------------------------
  Yankee Unsec. Deb., 6.70%,
    05/01/08                          3,550,000      3,471,794
--------------------------------------------------------------
Pegasus Shipping Hellas Co.
  (Bermuda), Series A Sr. Yankee
  Sec. Gtd. Mortgage Notes,
  11.875%, 11/15/04                   2,850,000      2,465,250
--------------------------------------------------------------
Protection One, Inc., Sr. Notes,
  7.375%, 08/15/05 (Acquired
  08/12/98; Cost $3,991,120)(b)       4,000,000      4,038,160
--------------------------------------------------------------
                                                    14,291,535
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.30%

MSX International Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.375%,
  01/15/08                            1,980,000      1,895,850
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
SERVICES (FACILITIES & ENVIRONMENTAL)-0.02%

ATC Group Services Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  01/15/08                          $ 1,150,000   $    109,250
--------------------------------------------------------------

SHIPPING-0.34%

Pacific & Atlantic Holdings
  (Liberia), Yankee First Mortgage
  Notes, 11.50%, 05/30/08             2,800,000      2,170,000
--------------------------------------------------------------

SOVEREIGN DEBT-2.62%

Province of Manitoba (Canada),
  Yankee Bonds, 7.75%, 07/17/16       7,500,000      8,853,450
--------------------------------------------------------------
Province of Quebec (Canada),
  Series A Yankee Notes, 5.735%,
    03/02/26                          3,500,000      3,943,450
--------------------------------------------------------------
  Medium Term Notes, 6.29%,
    03/06/26                          3,500,000      3,925,180
--------------------------------------------------------------
                                                    16,722,080
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.34%

Clearnet Communications Inc.
  (Canada), Sr. Yankee Unsec Disc.
  Notes, 14.75%, 12/15/05(d)            920,000        795,800
--------------------------------------------------------------
Metrocall Inc., Sr. Sub. Notes,
  11.00%, 09/15/08 (Acquired
  12/17/98; Cost $2,482,600)(b)       2,500,000      2,525,000
--------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Notes, 12.00%, 11/01/08
  (Acquired 10/28/98; Cost
  $3,327,008)(b)                      3,375,000      3,712,500
--------------------------------------------------------------
PageMart Wireless, Inc., Sr. Sub.
  Disc. Notes, 11.25%, 02/01/08(d)    3,110,000      1,508,350
--------------------------------------------------------------
                                                     8,541,650
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.06%

Centel Capital, Deb., 9.00%,
  10/15/19                            3,800,000      4,888,852
--------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Yankee Notes,
  11.50%, 12/15/07                    1,500,000      1,560,000
--------------------------------------------------------------
MCI Communications Corp., Sr.
  Putable Sr. Unsec. Deb., 7.125%,
  06/15/27                            5,000,000      5,317,500
--------------------------------------------------------------
Versatel Telecom BV (Netherlands),
  Sr. Notes, 13.25%, 05/15/08(f)      1,370,000      1,397,400
--------------------------------------------------------------
                                                    13,163,752
--------------------------------------------------------------

TELEPHONE-1.51%

Cable & Wireless Communications
  PLC (United Kingdom), Yankee
  Notes, 6.75%, 03/06/08              1,250,000      1,279,425
--------------------------------------------------------------
ICG Services Inc., Sr. Unsec.
  Disc. Notes, 10.00%, 02/15/08(d)    4,000,000      2,170,000
--------------------------------------------------------------
NTL Inc., Sr. Notes, 11.50%,
  10/01/08 (Acquired 10/26/98;
  Cost $2,655,000)(b)                 2,655,000      2,907,225
--------------------------------------------------------------
SBC Communications Inc., Deb.,
  7.375%, 07/15/43                    3,000,000      3,273,660
--------------------------------------------------------------
                                                     9,630,310
--------------------------------------------------------------

TEXTILES (APPAREL)-0.51%

Fruit of the Loom, Notes, 6.50%,
  11/15/03                            3,450,000      3,278,052
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
TRUCKERS-0.34%

Travelcenters of America Inc., Sr.
  Unsec. Gtd. Sub. Deb., 10.25%,
  04/01/07                          $ 2,180,000   $  2,180,000
--------------------------------------------------------------

WASTE MANAGEMENT-0.82%

WMX Technologies, Inc., Unsec.
  Notes, 7.10%, 08/01/26              5,000,000      5,236,150
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds &
      Notes (Cost $441,982,500)                    450,736,354
--------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES-1.55%

COMPUTERS (HARDWARE)-0.28%

Candescent Technology Corp., Conv.
  Sr. Sub. Deb., 7.00%, 05/01/03
  (Acquired 04/20/98; Cost
  $2,000,000)(b)                      2,000,000      1,800,000
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.59%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Acquired
  03/06/97; Cost $1,000,000)(b)       1,000,000      3,770,000
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.34%

Omnicare, Inc., Conv. Sub. Deb.,
  5.00%, 12/01/07 (Acquired
  12/04/97; Cost $2,000,000)(b)       2,000,000      2,172,500
--------------------------------------------------------------

SHIPPING-0.34%

Hutchison Delta Finance (Cayman
  Islands), Conv. Unsec. Notes,
  7.00%, 11/08/01                     2,000,000      2,150,000
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Convertible Bonds & Notes
      (Cost $7,110,000)                              9,892,500
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED NON- CONVERTIBLE BONDS
 & NOTES(g)-7.98%

CANADA-4.31%

Bank of Montreal (Banks-Money
  Center), Sub. Deb., 7.92%,
  07/31/12         CAD                4,000,000      3,029,281
--------------------------------------------------------------
Bell Canada
  (Telecommunications-Cellular/
  Wireless), Unsec. Deb., 10.875%,
  10/11/04                            3,000,000      2,483,175
--------------------------------------------------------------
Bell Mobility Cellular Inc.
  (Telecommunications-Cellular/Wireless),
  Deb., 6.55%, 06/02/08               2,250,000      1,505,808
--------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.75%,
    08/13/07(d)                       8,200,000      3,229,085
--------------------------------------------------------------
  Sr. Disc. Notes, 10.40%,
    05/15/08(d)                       9,050,000      3,149,755
--------------------------------------------------------------
Microcell Telecommunications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Disc. Notes, 11.125%,
  10/15/07(d)                         3,500,000      1,263,888
--------------------------------------------------------------
NAV Canada (Services-Commercial &
  Consumer), Bonds, 7.40%,
  06/01/27                            2,500,000      2,001,928
--------------------------------------------------------------
Poco Petroleums Ltd. (Oil & Gas-
  Exploration & Production),
  Unsec. Deb., 6.60%, 09/11/07        4,150,000      2,660,774
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
CANADA-(CONTINUED)

Telegobe Canada, Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03      $ 5,000,000   $  3,653,170
--------------------------------------------------------------
Trans-Canada Pipelines (Natural
  Gas),
  Series Q Deb., 10.625%, 10/20/09    1,750,000      1,576,441
--------------------------------------------------------------
  Unsec. Notes, 8.55%, 02/01/06       3,000,000      2,286,059
--------------------------------------------------------------
Westcoast Energy, Inc. (Natural
  Gas), Deb., 6.45%,12/18/06          1,000,000        692,170
--------------------------------------------------------------
                                                    27,531,534
--------------------------------------------------------------

GERMANY-0.35%

LKB Global
  (Financial-Diversified), Gtd.
  Notes, 6.00%, 01/25/06       DEM    3,300,000      2,218,290
--------------------------------------------------------------

NEW ZEALAND-1.90%

International Bank of
  Reconstruction & Development
  (Banks-Money Center),
  Sr. Unsec. Notes, 6.77%,
    08/20/07(c)  NZD                  8,000,000      2,428,375
--------------------------------------------------------------
  Sr. Unsub., 5.50%, 11/03/08         8,750,000      4,388,857
--------------------------------------------------------------
  Sr. Unsub. Notes, 7.25%,
    05/27/03                          9,600,000      5,286,106
--------------------------------------------------------------
                                                    12,103,338
--------------------------------------------------------------

UNITED KINGDOM-1.42%

International Bank for
  Reconstruction & Development
  (Banks-Money Center), Sr. Unsec.
  Notes, 6.875%, 07/14/00      GBP    3,000,000      5,079,480
--------------------------------------------------------------
Sutton Bridge Financial Ltd.
  (Financial- Diversified), Gtd.
  Eurobonds 8.625%, 06/03/22          2,000,000      4,005,687
--------------------------------------------------------------
                                                     9,085,167
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Non-Convertible
      Bonds & Notes (Cost
      $52,220,928)                                  50,938,329
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES-2.60%

GERMANY-1.10%

Daimler-Benz A.G. (Automobiles),
  Conv. Gtd. Unsub. Eurobonds,
  4.125%, 07/05/03 DEM                6,440,000      6,994,959
--------------------------------------------------------------

UNITED KINGDOM-1.50%

Airtours PLC (Services-Commercial
  & Consumer), Conv. Sub. Notes,
  5.75%, 01/05/04 (Acquired
  12/09/98; Cost $3,091,887)(b)GBP    1,869,000      3,191,508
--------------------------------------------------------------
COLT Telecom Group PLC
  (Telephone), Conv. Notes, 2.00%,
  08/06/05            DEM             2,750,000      1,712,149
--------------------------------------------------------------
National Grid Co. PLC (Electric
  Companies), Conv. Bonds, 4.25%,
  02/17/08 (Acquired 02/05/98;
  Cost $3,729,375)(b)          GBP    2,250,000      4,674,093
--------------------------------------------------------------
                                                     9,577,750
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Convertible
      Bonds & Notes (Cost
      $13,523,177)                                  16,572,709
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
NON-U.S. DOLLAR DENOMINATED GOVERNMENT BONDS & NOTES(g)-6.51%

BRITISH POUND STERLING-3.04%

Federal National Mortgage
  Association, Sr. Unsec. Notes,
  6.875%, 06/07/02      GBP         $ 2,400,000   $  4,241,147
--------------------------------------------------------------
Ontario Province, Deb., 11.125%,
  02/14/01                            2,000,000      3,654,381
--------------------------------------------------------------
United Kingdom Treasury,
  Bonds, 8.00%, 12/07/00              1,500,000      2,634,561
--------------------------------------------------------------
  Bonds, 7.50%, 12/07/06              3,100,000      6,195,858
--------------------------------------------------------------
  Gtd. Notes, 7.00%, 11/06/01         1,500,000      2,644,532
--------------------------------------------------------------
                                                    19,370,479
--------------------------------------------------------------

CANADIAN DOLLARS-0.94%

Ontario Province, Sr. Unsec.
  Unsub. Global Bonds, 8.00%,
  03/11/03            CAD             5,350,000      3,892,415
--------------------------------------------------------------
Ontario Hydro, Deb., 8.47%,
  02/06/20(c)                        10,750,000      2,109,810
--------------------------------------------------------------
                                                     6,002,225
--------------------------------------------------------------

NEW ZEALAND DOLLARS-1.20%

Canadian Government, Bonds,
  6.625%, 10/03/07             NZD    6,300,000      3,404,250
--------------------------------------------------------------
Federal National Mortgage
  Association, Notes, 7.25%,
  06/20/02                            5,400,000      2,949,048
--------------------------------------------------------------
Ontario Province, Unsec. Unsub.
  Notes, 6.25%, 12/03/08              2,500,000      1,292,648
--------------------------------------------------------------
                                                     7,645,946
--------------------------------------------------------------

SWEDISH KRONA-1.33%

Swedish Government,
  Bonds, 6.00%, 02/09/05       SEK   20,000,000      2,739,862
--------------------------------------------------------------
  Bonds, 6.50%, 10/25/06             20,000,000      2,867,709
--------------------------------------------------------------
  Bonds, 5.00%, 01/28/09             22,000,000      2,884,910
--------------------------------------------------------------
                                                     8,492,481
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Government Bonds
      & Notes (Cost $39,246,462)                    41,511,131
--------------------------------------------------------------

                                      SHARES

DOMESTIC COMMON STOCKS-0.18%

MANUFACTURING (SPECIALIZED)-0.16%

US Filter Corp.(a)                       43,636        998,185
--------------------------------------------------------------

TELECOMMUNICATION (CELLULAR/WIRELESS)-0.02%

Nextel Communications, Inc.-Class
  A(h)                                    4,601        108,699
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $1,467,047)                              1,106,884
--------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-1.86%

BANKS (REGIONAL)-0.47%

Westpac Banking Corp. STRYPES
  Trust-$3.135 Conv. Pfd.                95,000      2,998,438
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-0.27%

Microsoft Corp., Series A-$2.196
  Conv. Pfd.                             18,000   $  1,759,500
--------------------------------------------------------------

ELECTRIC COMPANIES-0.37%

Houston Industries Inc.-$3.22
  Conv. Pfd.                             22,000      2,340,250
--------------------------------------------------------------

FOODS-0.19%

Ralston Purina Co.-$4.34 Conv.
  Pfd.                                   23,000      1,201,750
--------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.15%

Tosco Financing Trust-$2.875 Conv.
  Pfd. (Acquired
  12/10/96-12/11/96; Cost
  $1,006,950)(b)                         20,000        962,500
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.41%

Cendant Corp.-$3.75 Conv. PRIDES         78,000      2,603,250
--------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks (Cost
      $11,290,537)                                  11,865,688
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-0.12%

CANADA-0.12%

PowerGen PLC-ADR (Electric
  Companies)                             14,000        749,000
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $467,674)                                        749,000
--------------------------------------------------------------

WARRANTS-0.01%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.00%

Knology Holdings, Inc., expiring
  10/15/07(b)(i) (Acquired
  03/12/98; Cost $0)                      4,100          9,225
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, expiring
  02/01/04(i)                             3,630         18,150
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.00%

MVE Inc., expiring 02/15/02(i)            1,000         10,000
--------------------------------------------------------------

METAL FABRICATORS-0.00%

Gulf States Steel, Inc., expiring
  04/15/03(i)()                           1,650             17
--------------------------------------------------------------

PERSONAL CARE-0.00%

IHF Capital Inc., Series I,
  expiring 11/14/99(i)()                  1,200            600
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.01%

Clearnet Communications Inc.
  (Canada), expiring 09/15/05(i)()        5,874         41,118
--------------------------------------------------------------
Loral Space & Communications Ltd.
  expiring 01/15/07(i)()                  3,400         36,550
--------------------------------------------------------------
                                                        77,668
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.00%

Versatel Telecom BV (Netherlands),
  expiring 05/15/08(i)()                  1,370         13,871
--------------------------------------------------------------
    Total Warrants (Cost $50,050)                      129,531
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. GOVERNMENT SECURITIES-4.24%

U.S. GOVERNMENT AGENCY-2.34%

Federal National Mortgage
  Association, STRIPS, 5.899%,
  10/09/19(j)                       $50,000,000   $ 14,950,500
--------------------------------------------------------------
U.S. TREASURY BONDS-1.90%
U.S. Treasury Bonds, 6.125%,
  11/15/27                            5,950,000      6,663,405
--------------------------------------------------------------
U.S. Treasury Bonds, 6.375%,
  08/15/27                            3,000,000      3,449,730
--------------------------------------------------------------
U.S. Treasury Bonds, 5.50%,
  08/15/28                            1,900,000      1,989,243
--------------------------------------------------------------
                                                    12,102,378
--------------------------------------------------------------
    Total U.S. Government
      Securities (Cost
      $26,742,820)                                  27,052,878
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
REPURCHASE AGREEMENT(k)-2.60%

Goldman, Sachs & Co., 4.40%,
  01/04/99 (Cost $16,570,735)(l)    $16,570,735   $ 16,570,735
--------------------------------------------------------------
TOTAL INVESTMENTS-98.29%                           627,125,739
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.71%                 10,939,773
--------------------------------------------------------------
NET ASSETS-100.00%                                $638,065,512
==============================================================

Abbreviations:

ADR     - American Depositary Receipts
CAD     - Canadian Dollar
Conv.   - Convertible
Deb.    - Debentures
DEM     - German Deutsche Mark
Disc.   - Discounted
Pfd.    - Preferred
GBP     - British Pound Sterling
Gtd.    - Guaranteed
PRIDES  - Preferred Redemption Increase Dividend Equity Security
NZD     - New Zealand Dollar
REIT    - Real Estate Investment Trust
Sec.    - Secured
SEK     - Swedish Krona
Sr.     - Senior
STRIPS - Separately Traded Registered Interest and Principal Security STRYPES - Structured Yield Product Exchangeable Per Stock
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

(a) Principal amount is in U.S. Dollars, except as indicated by note (f).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 12/31/98 was $47,727,306 which represented 7.48% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) Issued as a unit. This unit includes 1 Sr. Note plus one warrant to purchase
    6.667 shares of common stock.
(g) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(h) Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(k) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(l) Joint repurchase agreement entered into 12/31/98 with a maturing value of $700,342,222. Collateralized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 of $714,694,897.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $610,671,930)                              $627,125,739
---------------------------------------------------------
Foreign currencies, at value (cost
  $272,798)                                       275,091
---------------------------------------------------------
Receivables for:
  Forward currency contracts                      699,230
---------------------------------------------------------
  Fund shares sold                              2,918,110
---------------------------------------------------------
  Interest and dividends                       10,629,596
---------------------------------------------------------
Investment for deferred compensation plan          74,658
---------------------------------------------------------
Other assets                                       40,884
---------------------------------------------------------
    Total assets                              641,763,308
---------------------------------------------------------

LIABILITIES:

Payables for:
  Forward currency contracts                      313,693
---------------------------------------------------------
  Fund shares reacquired                        1,569,160
---------------------------------------------------------
  Dividends                                       790,765
---------------------------------------------------------
  Deferred compensation plan                       74,658
---------------------------------------------------------
Accrued advisory fees                             225,704
---------------------------------------------------------
Accrued distribution fees                         497,683
---------------------------------------------------------
Accrued transfer agent fees                        74,377
---------------------------------------------------------
Accrued operating expenses                        151,756
---------------------------------------------------------
    Total liabilities                           3,697,796
---------------------------------------------------------
Net assets applicable to shares outstanding  $638,065,512
---------------------------------------------------------

NET ASSETS:

Class A                                      $399,701,085
=========================================================
Class B                                      $219,032,588
=========================================================
Class C                                      $ 19,331,839
=========================================================
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                        47,685,072
=========================================================
Class B                                        26,168,120
=========================================================
Class C                                         2,313,165
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       8.38
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.38
    divided by 95.25%)                       $       8.80
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       8.37
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       8.36
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Interest                                     $ 40,914,357
---------------------------------------------------------
Dividends (net of $5,002 foreign
  withholding tax)                                905,180
---------------------------------------------------------
    Total investment income                    41,819,537
---------------------------------------------------------

EXPENSES:

Advisory fees                                   2,375,487
---------------------------------------------------------
Administrative services fees                       87,349
---------------------------------------------------------
Custodian fees                                     94,813
---------------------------------------------------------
Trustees' fees                                     12,447
---------------------------------------------------------
Distribution fees -- Class A                      932,865
---------------------------------------------------------
Distribution fees -- Class B                    1,670,317
---------------------------------------------------------
Distribution fees -- Class C                       99,616
---------------------------------------------------------
Transfer agent fees -- Class A                    561,090
---------------------------------------------------------
Transfer agent fees -- Class B                    261,052
---------------------------------------------------------
Transfer agent fees -- Class C                     15,569
---------------------------------------------------------
Other                                             235,343
---------------------------------------------------------
    Total expenses                              6,345,948
---------------------------------------------------------
Less: Expenses paid indirectly                    (10,506)
---------------------------------------------------------
    Net expenses                                6,335,442
---------------------------------------------------------
Net investment income                          35,484,095
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        (4,575,354)
---------------------------------------------------------
  Foreign currencies                              168,901
---------------------------------------------------------
  Forward currency contracts                    1,735,917
---------------------------------------------------------
                                               (2,670,536)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        (6,318,544)
---------------------------------------------------------
  Foreign currencies                               41,984
---------------------------------------------------------
  Forward currency contracts                   (2,117,169)
---------------------------------------------------------
                                               (8,393,729)
---------------------------------------------------------
  Net gain (loss) from investment
    securities, foreign currencies and
    forward currency contracts                (11,064,265)
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 24,419,830
---------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998              1997
                                                              ------------      ------------
OPERATIONS:

  Net investment income                                       $ 35,484,095      $ 25,483,371
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, forward currency contracts and
    futures contracts                                           (2,670,536)       10,912,543
--------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies and forward currency
    contracts                                                   (8,393,729)        8,736,614
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        24,419,830        45,132,528
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                      (24,056,371)      (18,740,017)
--------------------------------------------------------------------------------------------
  Class B                                                       (9,376,348)       (5,379,787)
--------------------------------------------------------------------------------------------
  Class C                                                         (561,222)           (8,381)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (2,510,957)       (3,481,635)
--------------------------------------------------------------------------------------------
  Class B                                                       (1,354,867)       (1,280,178)
--------------------------------------------------------------------------------------------
  Class C                                                         (120,997)          (19,105)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       67,975,662        42,455,896
--------------------------------------------------------------------------------------------
  Class B                                                       97,469,590        36,284,875
--------------------------------------------------------------------------------------------
  Class C                                                       17,151,361         2,539,241
--------------------------------------------------------------------------------------------
    Net increase in net assets                                 169,035,681        97,503,437
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          469,029,831       371,526,394
--------------------------------------------------------------------------------------------
  End of period                                               $638,065,512      $469,029,831
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $624,536,057      $441,939,444
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               68,804           (57,239)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, forward currency
    contracts and futures contracts                             (3,384,384)        1,908,862
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and forward currency contracts                   16,845,035        25,238,764
--------------------------------------------------------------------------------------------
                                                              $638,065,512      $469,029,831
============================================================================================

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in fixed rate corporate debt and U.S. Government obligations.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government securities, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
C. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
D. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward currency contracts at December 31, 1998 were as follows:

                          Contract to                          Unrealized
Settlement         -------------------------                  Appreciation
   Date              Deliver       Receive        Value      (Depreciation)
----------         -----------   -----------   -----------   --------------
    2/4/99   CAD    24,000,000   $15,751,339   $15,685,805     $  65,534
   1/15/99   DEM     2,100,000     1,249,026     1,261,170       (12,144)
   2/26/99   DEM    14,500,000     8,542,980     8,726,439      (183,459)
   1/14/99   GBP     6,000,000    10,114,440     9,958,596       155,844
   2/26/99   GBP    13,000,000    21,441,810    21,499,732       (57,922)
   1/13/99   NZD    12,000,000     6,249,000     6,309,168       (60,168)
    2/4/99   NZD     8,000,000     4,252,960     4,205,681        47,279
   2/26/99   NZD    16,000,000     8,527,200     8,410,874       116,326
   1/29/99   SEK    65,500,000     8,391,519     8,077,272       314,247
                                 -----------   -----------     ---------
                                 $84,520,274   $84,134,737     $ 385,537
                                 ===========   ===========     =========

E. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On December 31, 1998 undistributed net investment income was decreased by $1,364,111 and undistributed net realized gains was increased by $1,364,111 as a result of differing book/tax treatment of foreign currency transactions and market discount reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
F. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,419,489 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006. The fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
G. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.50% of the first $200 million of the Fund's average daily net assets, plus 0.40% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.35% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $87,349 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1998, the Fund paid AFS $491,433 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $932,865, $1,670,317 and $99,616, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $340,185 from sales of the Class A shares of the Fund during the year ended December 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1998, AIM Distributors received $99,010 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1998, the Fund paid legal fees of $4,444 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $6,082 and $4,424, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $10,506 during the year ended December 31, 1998.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1998 the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $383,577,456 and $220,008,587, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 was as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 36,616,733
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (20,171,779)
------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $ 16,444,954
============================================================
Cost of investments for tax purposes is $610,680,785.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                                                         1998                       1997
                                                              --------------------------   -----------------------
                                                                SHARES         AMOUNT       SHARES       AMOUNT
                                                              -----------   ------------   ---------   -----------
Sold:
  Class A                                                      18,358,462   $156,866,536   12,161,983  101,688,372
------------------------------------------------------------------------------------------------------------------
  Class B                                                      15,156,529    128,945,810    6,428,479   53,514,758
------------------------------------------------------------------------------------------------------------------
  Class C*                                                      2,530,069     21,507,916      309,134    2,628,227
------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       2,575,274     21,978,433    1,967,802   16,363,229
------------------------------------------------------------------------------------------------------------------
  Class B                                                         956,975      8,134,643      490,120    4,073,672
------------------------------------------------------------------------------------------------------------------
  Class C*                                                         65,508        553,356        1,676       14,278
------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (12,996,807)  (110,869,307)  (9,099,096) (75,595,705)
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,664,899)   (39,610,863)  (2,573,466) (21,303,555)
------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (581,112)    (4,909,911)     (12,110)    (103,264)
------------------------------------------------------------------------------------------------------------------
                                                               21,399,999   $182,596,613    9,674,522  $81,280,012
==================================================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1998; and for a share of Class C outstanding during the year ended December 31, 1998 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                    CLASS A
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
                                                              --------   --------   --------   --------   --------
Net asset value, beginning of period                          $   8.57   $   8.24   $   8.17   $   7.20   $   8.45
------------------------------------------------------------  --------   --------   --------   --------   --------
Income from investment operations:
 Net investment income                                            0.57       0.55       0.57       0.58       0.58
------------------------------------------------------------  --------   --------   --------   --------   --------
 Net gains (losses) on securities (both realized and
   unrealized)                                                   (0.16)      0.39       0.09       1.00      (1.22)
------------------------------------------------------------  --------   --------   --------   --------   --------
   Total from investment operations                               0.41       0.94       0.66       1.58      (0.64)
------------------------------------------------------------  --------   --------   --------   --------   --------
Less distributions:
 Dividends from net investment income                            (0.55)     (0.52)     (0.59)     (0.61)     (0.49)
------------------------------------------------------------  --------   --------   --------   --------   --------
 Distributions from net realized gains                           (0.05)     (0.09)        --         --      (0.01)
------------------------------------------------------------  --------   --------   --------   --------   --------
 Return of capital                                                  --         --         --         --      (0.11)
------------------------------------------------------------  --------   --------   --------   --------   --------
   Total distributions                                           (0.60)     (0.61)     (0.59)     (0.61)     (0.61)
------------------------------------------------------------  --------   --------   --------   --------   --------
Net asset value, end of period                                $   8.38   $   8.57   $   8.24   $   8.17   $   7.20
============================================================  ========   ========   ========   ========   ========
Total return(a)                                                   4.94%     11.92%      8.58%     22.77%     (7.65)%
============================================================  ========   ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $399,701   $340,608   $286,183   $251,280   $201,677
============================================================  ========   ========   ========   ========   ========
Ratio of expenses to average net assets                           0.91%(b)     0.94%     0.98%     0.98%      0.98%
============================================================  ========   ========   ========   ========   ========
Ratio of net investment income to average net assets              6.69%(b)     6.55%     7.13%     7.52%      7.53%
============================================================  ========   ========   ========   ========   ========
Portfolio turnover rate                                             41%        54%        80%       227%       185%
============================================================  ========   ========   ========   ========   ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $373,145,874.

                                                                       CLASS B                                    CLASS C
                                               -------------------------------------------------------    -----------------------
                                                 1998          1997       1996       1995       1994       1998          1997
                                               --------      --------    -------    -------    -------    -------    ------------
Net asset value, beginning of period             $  8.55     $   8.23    $  8.15    $  7.18    $  8.43    $  8.54      $  8.38
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Income from investment operations:
 Net investment income                              0.50         0.48       0.50       0.53       0.52       0.50         0.19
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
 Net gains (losses) on securities (both
   realized and unrealized)                        (0.15)        0.38       0.11       0.98      (1.23)     (0.15)        0.22
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
   Total from investment operations                 0.35         0.86       0.61       1.51      (0.71)      0.35         0.41
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Less distributions:
 Dividends from net investment income              (0.48)       (0.45)     (0.53)     (0.54)     (0.42)     (0.48)       (0.16)
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
 Distributions from net realized gains             (0.05)       (0.09)        --         --      (0.01)     (0.05)       (0.09)
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
 Return of capital                                    --           --         --         --      (0.11)        --           --
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
   Total distributions                             (0.53)       (0.54)     (0.53)     (0.54)     (0.54)     (0.53)       (0.25)
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Net asset value, end of period                   $  8.37     $   8.55    $  8.23    $  8.15    $  7.18    $  8.36      $  8.54
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Total return(a)                                     4.20%       10.89%      7.87%     21.72%     (8.46)%     4.21%        4.96%
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $219,033     $125,871    $85,343    $44,304    $12,321    $19,332      $ 2,552
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Ratio of expenses to average net assets             1.66%(b)     1.69%      1.80%      1.79%      1.83%(c)   1.66%(b)     1.69%(d)
--------------------------------------------    --------     --------    -------    -------    -------    -------      -------
Ratio of net investment income to average
 net assets                                         5.94%(b)     5.80%      6.30%      6.71%      6.69%(e)   5.94%(b)     5.80%(d)
--------------------------------------------    --------      --------   -------    -------    -------    -------      -------
Portfolio turnover rate                              41%           54%        80%       227%       185%        41%          54%
--------------------------------------------    --------      --------   -------    -------    -------    -------      -------

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $167,031,738 and $9,961,552 for Class B and Class C, respectively.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.04% for 1994.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 6.48% for 1994.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Income Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Income Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Income Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG LLP

                       Houston, Texas
                       February 5, 1999

BOARD OF DIRECTORS                               OFFICERS                                   OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                           11 Greenway Plaza
Chairman                                         Chairman                                   Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                             A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer        11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                               Carol F. Relihan                           Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                                TRANSFER AGENT
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                      A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Edward K. Dunn Jr.                               Dana R. Sutton                             Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                       CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Robert G. Alley
President, Mercantile Bankshares                 Vice President                             State Street Bank and Trust Company
                                                                                            225 Franklin Street
Jack Fields                                      Stuart W. Coco                             Boston, MA 02110
Chief Executive Officer                          Vice President
Texana Global, Inc.;                                                                        COUNSEL TO THE FUND
Formerly Member                                  Melville B. Cox
of the U.S. House of Representatives             Vice President                             Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
Carl Frischling                                  Karen Dunn Kelley                          1735 Market Street
Partner                                          Vice President                             Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                 Jonathan C. Schoolar                       COUNSEL TO THE DIRECTORS
Robert H. Graham                                 Vice President
President and Chief Executive Officer                                                       Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                      Renee A. Friedli                           919 Third Avenue
                                                 Assistant Secretary                        New York, NY 10022
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.:     P. Michelle Grace                          DISTRIBUTOR
Commissioner, New York City Dept. for            Assistant Secretary
the Aging; and member of the Board of Director                                              A I M Distributors, Inc.
Metropolitan Transportation Authority of         Jeffrey H. Kupor                           11 Greenway Plaza
New York State                                   Assistant Secretary                        Suite 100
                                                                                            Houston, TX 77046
Lewis F. Pennock                                 Nancy L. Martin
Attorney                                         Assistant Secretary                        AUDITORS

Ian W. Robinson                                  Ofelia M. Mayo                             KPMG LLP
Consultant; Formerly Executive                   Assistant Secretary                        700 Louisiana
Vice President and                                                                          Houston, TX 77002
Chief Financial Officer                          Lisa A. Moss
Bell Atlantic Management                         Assistant Secretary
Services, Inc.
                                                 Kathleen J. Pflueger
Louis S. Sklar                                   Assistant Secretary
Executive Vice President
Hines Interests                                  Samuel D. Sirko
Limited Partnership                              Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

                                                 Mary J. Benson
                                                 Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Income Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.5726, $0.5006 and $0.5006 per share, respectively, to shareholders during its tax year ended December 31, 1998. Of these amounts, 2.56% is eligible for the dividends received deduction for corporations.

    The Fund also distributed long-term capital gains of $2,443,023 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

STATE INCOME TAX INFORMATION

Of the total income dividends paid, 1.06% for Class A, Class B, and Class C shares was derived from U.S. Treasury obligations.

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                               INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Advisor International Value Fund   leadership in the mutual fund industry
AIM Blue Chip Fund                         AIM Asian Growth Fund                  since 1976 and managed approximately $109
AIM Capital Development Fund               AIM Developing Markets Fund(2)         billion in assets for more than 6.2 million
AIM Constellation Fund                     AIM Europe Growth Fund(2)              shareholders, including individual investors,
AIM Mid Cap Equity Fund(2), (A)            AIM European Development Fund          corporate clients, and financial institutions,
AIM Select Growth Fund(3)                  AIM International Equity Fund          as of December 31, 1998.
AIM Small Cap Growth Fund(2), (B)          AIM Japan Growth Fund(2)                  The AIM Family of Funds--Registered Trademark--
AIM Small Cap Opportunities Fund           AIM Latin American Growth Fund(2)      is distributed nationwide, and AIM today is the
AIM Value Fund                             AIM New Pacific Growth Fund(2)         10th-largest mutual fund complex in the U.S. in
AIM Weingarten Fund                                                               assets under management, according to Strategic
                                           GLOBAL GROWTH FUNDS                    Insight, an independent mutual fund monitor.
GROWTH & INCOME FUNDS                      AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                      AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund                 GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund               AIM Global Growth & Income Fund(2)
AIM Balanced Fund                          AIM Global Utilities Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund                           GLOBAL INCOME FUNDS
                                           AIM Emerging Markets Debt Fund(2), (D)
INCOME FUNDS                               AIM Global Government Income Fund(2)
AIM Floating Rate Fund(2)                  AIM Global Income Fund
AIM High Yield Fund                        AIM Strategic Income Fund(2)
AIM High Yield Fund II
AIM Income Fund                            THEME FUNDS
AIM Intermediate Government Fund           AIM Global Consumer Products and Services Fund(2)
AIM Limited Maturity Treasury Fund         AIM Global Financial Services Fund(2)
                                           AIM Global Health Care Fund(2)
TAX-FREE INCOME FUNDS                      AIM Global Infrastructure Fund(2)
AIM High Income Municipal Fund             AIM Global Resources Fund(2)
AIM Municipal Bond Fund                    AIM Global Telecommunications Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Trends Fund(2), (E)
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.